Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated April 13, 2018
(to Prospectus dated June 14, 2017, as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$50,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

This prospectus supplement supplements the prospectus supplement dated March 14, 2018, the prospectus supplement dated February 26, 2018, or the “February Prospectus Supplement”, the prospectus supplement dated January 12, 2018, the prospectus supplement dated December 15, 2017, the prospectus supplement dated November 17, 2017, the prospectus supplement dated October 12, 2017, the prospectus supplement dated September 12, 2017, the prospectus supplement dated August 16, 2017, the prospectus supplement dated July 13, 2017, the prospectus supplement dated June 28, 2017 and the accompanying prospectus thereto dated June 14, 2017, or the “Base Prospectus.” The Base Prospectus and each prospectus supplement listed above, including this prospectus supplement, are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $50,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated June 28, 2017, with FBR Capital Markets & Co., or the “Sales Agreement.” This prospectus supplement provides certain updated financial information for the Company as of March 31, 2018.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-9 of the February Prospectus Supplement and page 17 of the Base Prospectus.

The terms “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

UPDATED FINANCIAL INFORMATION

Status of the Offering

The number shares of our common stock and Series B Term Preferred Stock sold pursuant to the Sales Agreement, the gross proceeds raised, the net proceeds to us before offering and transaction expenses and the related sales agent commissions are as follows:

	Number of Shares of Common Stock	Number of Shares of Series B Term Preferred Stock	Gross Proceeds	Aggregate Sales Agent Commissions	Net Proceeds (Before Offering and Transaction Expenses)
Fiscal year ended December 31, 2017
Third Quarter	295,462	27,584	$6,827,712	$119,485	$6,708,227
Fourth Quarter	288,646	—	5,402,581	107,231	5,295,350
Fiscal year ending December 31, 2018
First Quarter	295,969	—	5,359,219	107,184	5,252,035
Second Quarter (through April 13, 2018)	—	—	—	—	—
Total	880,077	27,584	$17,589,512	$333,900	$17,255,612

Estimated Financial Information as of March 31, 2018

Management’s unaudited estimate of the range of our net asset value per share of our common stock as of March 31, 2018 was between $16.60 and $16.70.

In addition, management’s unaudited estimate of the range of our net investment income and realized gain/loss per share of our common stock for the quarter ended March 31, 2018 was between $0.48 and $0.52.

Distributions

On April 2, 2018, we declared three monthly distributions on shares of our common stock of $0.20 per share. Such distributions are expected to be paid on April 30, 2018, May 31, 2018 and June 29, 2018 to holders of record as of April 12, 2018, May 11, 2018 and June 12, 2018, respectively.

On April 2, 2018, we declared three monthly distributions of $0.161459 per share on shares of each of our 7.75% Series A Term Preferred Stock due 2022 and the Series B Term Preferred Stock. Such distributions are expected to be paid on April 30, 2018, May 31, 2018 and June 29, 2018 to holders of record as of April 12, 2018, May 11, 2018 and June 12, 2018, respectively.